UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report: December 15, 2016
(date of earliest event reported)

GENERAL GROWTH PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-34948	27-2963337
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

110 N. Wacker Drive, Chicago, Illinois 60606
(Address of principal executive offices) (Zip code)

(312) 960-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2016, General Growth Properties, Inc. (the "Company") announced that Mr. Shobi Khan, 51, was appointed by the Company's Board of Directors to serve as President and Chief Operating Officer of the Company, effective on December 15, 2016. Mr. Khan previously served as Executive Vice President and Chief Operating Officer of the Company.

Item 8.01     Other Events.

On December 15, 2016, the Company issued a press release announcing Mr. Khan's appointment as President and Chief Operating Officer of the Company. A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated December 15, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.

	By:	/s/ Marvin J. Levine
Date: December 15, 2016		Marvin J. Levine
Executive Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated December 15, 2016